Exhibit 10.7.5

Execution Version

FIFTH AMENDMENT TO AMENDED AND RESTATED

MASTER DISBURSEMENT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MASTER DISBURSEMENT AGREEMENT (this “Amendment”) is made and entered into as of August 4, 2010, by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Company”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Bank Agent (the “Bank Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Disbursement Agent (the “Disbursement Agent”), with respect to the following:

Recitals

A. Disbursement Agreement. The undersigned are parties to that certain Amended and Restated Master Disbursement Agreement, dated as of October 25, 2007, as amended by that certain First Amendment to Amended and Restated Master Disbursement Agreement, dated as of October 31, 2007, as amended by that certain Second Amendment to Amended and Restated Master Disbursement Agreement, dated as of November 6, 2007, as amended by Section 7(a) of that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, as amended by that certain Third Amendment to Amended and Restated Master Disbursement Agreement, dated as of October 19, 2009, and as amended by that certain Fourth Amendment to Amended and Restated Master Disbursement Agreement, dated as of April 28, 2010 (the “Existing Agreement”, and as amended hereby, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), among the Company, the Bank Agent and the Disbursement Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

B. Additional 2020 Notes. The Company, Wynn Las Vegas Capital Corp., a Nevada corporation (together with the Company, the “Issuers”), U.S. Bank National Association, in its capacity as indenture trustee, and certain other signatories thereto have entered into that certain Indenture (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Additional 2020 Notes Indenture”), dated as of the date hereof, pertaining to the 7.750% First Mortgage Notes due 2020 issued by the Issuers in the aggregate principal amount of $1,320,000,000 (together with any other notes issued from time to time under the Additional 2020 Notes Indenture, the “Additional 2020 Notes”), which Additional 2020 Notes Indenture constitutes a “Permitted Additional Senior Secured Debt Agreement” under the Intercreditor Agreement.

C. Amendment. The undersigned desire to amend the Disbursement Agreement in connection with the issuance of the Additional 2020 Notes.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. AMENDMENTS.

a. Section 5.14.1 of the Existing Agreement is hereby amended by deleting the words “Loans, the 2014 Notes, the Senior Secured Notes and the 2020 Notes in accordance with the Bank Credit Agreement, the 2014 Notes Indenture, the Senior Secured Notes Indenture and the 2020 Notes Indenture”, where such words appear therein, and replacing them with the following:

“Loans, the 2014 Notes, the Senior Secured Notes, the 2020 Notes and the Additional 2020 Notes in accordance with the Bank Credit Agreement, the 2014 Notes Indenture, the Senior Secured Notes Indenture, the 2020 Notes Indenture and the Additional 2020 Notes Indenture”.

b. Section 7.1.1 of the Existing Agreement is hereby amended by deleting Section 7.1.1 thereof in its entirety and replacing it with the following:

“7.1.1 Other Financing Documents. The occurrence of an “Event of Default” under and as defined in the (a) Bank Credit Agreement, (b) 2014 Notes Indenture, (c) Senior Secured Notes Indenture, (d) 2020 Notes Indenture or (e) Additional 2020 Notes Indenture.”

c. Section 7.2 of the Existing Agreement is hereby amended by deleting the last sentence of the last paragraph thereof and replacing it with the following:

“Any cure or waiver of any “Event of Default” under the Senior Secured Notes Indenture, the 2020 Notes Indenture or the Additional 2020 Notes Indenture that is effective under the terms of the Senior Secured Notes Indenture, the 2020 Notes Indenture or the Additional 2020 Notes Indenture, respectively, shall automatically cure an Event of Default under clause (c), (d) or (e), as applicable, of Section 7.1.1.”

d. Exhibit A to the Existing Agreement is hereby amended by amending the following definitions contained therein as follows:

i. The definition of “Collateral Agency Agreement” is hereby amended by inserting the words “, the Additional 2020 Notes Indenture Trustee” immediately after the words “the 2020 Notes Indenture Trustee”, where such words appear therein.

ii. The definition of “Intercreditor Agreement” is hereby amended and restated in its entirety as follows:

““Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Closing Date, between the Bank Agent, the 2014 Notes Indenture Trustee, the Senior Secured Notes Indenture Trustee, the 2020 Notes Indenture Trustee, the Additional 2020 Notes Indenture Trustee and the Collateral Agent, as amended by that certain First Amendment to Intercreditor Agreement, dated as of October 19, 2009, that certain Second Amendment to Intercreditor Agreement, dated as of April 28, 2010, that certain Third Amendment to Intercreditor Agreement, dated as of August 4, 2010, and that certain Fourth Amendment to Intercreditor Agreement, dated as of August 4, 2010.”

iii. The definition of “Obligations” is hereby amended by deleting the period at the end of such definition and replacing it with the following:

“; provided, however, that solely for purposes of the Intercreditor Agreement, the term “Obligations” shall also include all such obligations and liabilities of the Company and the other Loan Parties to the 2020 Notes Indenture Trustee, 2020 Noteholders, and any other holder of indebtedness or representative or agent on behalf of such holders under the 2020 Notes Agreements, the Additional 2020 Notes Indenture Trustee, Additional 2020 Noteholders, and any other holder of indebtedness or representative or agent on behalf of such holders under the Additional 2020 Notes Agreements, any Future Permitted Additional Senior Secured Debt Agreement and any Permitted Additional Junior Secured Debt Agreement.”

e. Exhibit A to the Existing Agreement is hereby further amended by adding the following definitions thereto in appropriate alphabetical order:

i. “Additional 2020 Noteholders” means the holders of the Additional 2020 Notes from time to time.

ii. “Additional 2020 Notes” means the 7.750% First Mortgage Notes Due 2020 issued by the Company and Capital Corp. from time to time pursuant to the Additional 2020 Notes Indenture and any exchange notes related thereto as contemplated by the Additional 2020 Notes Indenture.

iii. “Additional 2020 Notes Agreements” means collectively, the Additional 2020 Notes, the Additional 2020 Notes Indenture, the environmental indemnity agreements entered into by one or more Loan Parties for the benefit of the Additional 2020 Notes Indenture Trustee and certain other indemnified parties, and the security agreement and deeds of trust entered into by one or more Loan Parties to secure their obligations under the Additional 2020 Notes Indenture and the Additional 2020 Notes.

iv. “Additional 2020 Notes Indenture” means that certain Indenture, dated as of August 4, 2010, among the Company, Capital Corp., the guarantors signatory thereto, and the Additional 2020 Notes Indenture Trustee, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

v. “Additional 2020 Notes Indenture Trustee” means U.S. Bank National Association, in its capacity as the initial trustee under the Additional 2020 Notes Indenture, and its successors in such capacity.

2. MISCELLANEOUS. Except as set forth in this Amendment, all other terms and provisions of the Existing Agreement remain unmodified and in full force and effect. This Amendment shall be governed by the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law. In the event that any term or provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term or provision is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term or provision contained herein. This Amendment may be executed in any number of counterparts and when signed by all of the parties hereto shall constitute a single binding agreement. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

WYNN LAS VEGAS, LLC,

a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member
	By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member
		By:	/s/ Matt Maddox
		Name:	Matt Maddox
		Title:	CFO/ Treasurer

[Signature Page to Fifth Amendment to

Amended and Restated Master Disbursement Agreement]

BANK AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director
By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

DISBURSEMENT AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director
By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

[Signature Page to Fifth Amendment to

Amended and Restated Master Disbursement Agreement]